Exhibit 99.1
BancWest Corporation and Subsidiaries
Unaudited Pro Forma Financial Statements
UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
On December 2, 2005, BancWest Corporation (“the Company”) acquired 100 percent of the outstanding stock of Commercial Federal Corporation, (“Commercial Federal”) a bank holding company that operated Commercial Federal Bank. The purchase price of approximately $1.3 billion was paid in cash and was accounted for using the purchase method of accounting.
Under the purchase method of accounting, the purchase price is allocated to the assets acquired and liabilities assumed based on their relative fair values, with the excess recorded as goodwill. The unaudited pro forma combined financial statements include preliminary estimates of the fair values of the purchase price, assets acquired and liabilities assumed. This preliminary allocation represents estimates made for purposes of these pro forma financial statements. The final determination of the purchase price allocation may differ from the amounts presented within these unaudited pro forma combined financial statements.
The following unaudited pro forma combined financial statements have been prepared from the historical financial statements of the Company and Commercial Federal. The pro forma combined statements of income give effect to the combination as if it had occurred on January 1, 2004. The pro forma combined balance sheet gives effect to the combination as if it had occurred on September 30, 2005. The pro forma adjustments are described in the accompanying notes to the Financial Statements.
The pro forma results have been prepared for comparative purposes only and are not necessarily indicative of what the results of operations would have been if the combination had occurred on the above mentioned dates. Additionally, they are not indicative of future results of operations or financial position and do not reflect any synergies or other changes that may occur as a result of the acquisition. The unaudited pro forma combined financial statements should be read in conjunction with the Company’s audited consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2004 and Quarterly Report on Form 10-Q for the period ended September 30, 2005 and Commercial Federal’s audited financial statements for the year ended December 31, 2004 on Form 10-K and Quarterly Report on Form 10-Q for the period ended September 30, 2005, which are incorporated herein by reference.

Bancwest Corporation and Subsidiaries
Unaudited Pro Forma Combined Balance Sheet
As of September 30, 2005
(in thousands)

		Commercial
	BancWest	Federal	Pro Forma
	Corporation	Corporation	Adjustments		Pro forma
	Historical	Historical	(Note 1)		(Combined)

Assets
Cash and due from banks	$2,013,798	$169,748	$21,751	(B)	$2,205,297
Interest-bearing deposits in other banks	525,233	3,158	—		528,391
Federal funds sold and securities purchased under agreements to resell	798,100	—	—		798,100
Trading assets	1,579	—	—		1,579
Securities available for sale	9,101,691	1,121,125	—		10,222,816
Loans held for sale	75,003	49,744	—		124,747
Loans and leases:			—
Loans and leases	35,125,000	7,940,254	(76,518)	(A)	42,988,736
Less allowance for loan and lease losses	419,850	89,266	—		509,116

Net loans and leases	34,705,150	7,850,988	(76,518)		42,479,620

Vehicle and equipment operating leases, net	104,360	—	—		104,360
Premises and equipment, net	681,493	183,560	1,765	(A)	866,818
Customers’ acceptance liability	12,261	—	—		12,261
Other intangibles, net	241,722	9,519	84,998	(A)	336,239
Goodwill	4,315,735	159,229	707,793	(A)	5,182,757
Other real estate owned and repossessed personal property	14,284	13,710	—		27,994
Other assets	2,046,968	603,743	56,874	(A)	2,707,585
			—

Total assets	$54,637,377	$10,164,524	$796,663		$65,598,564

Liabilities and Stockholder’s Equity
Deposits:
Interest-bearing	$24,774,793	$5,281,231	3,089	(A)	$30,059,113
Noninterest-bearing	10,797,648	785,012	—		11,582,660

Total deposits	35,572,441	6,066,243	3,089		41,641,773

Federal funds purchased and securities sold under agreements to repurchase	2,745,849	230,014	—		2,975,863
Short-term borrowings	2,641,981	5,096	845,000	(B)	3,492,077
Acceptances outstanding	12,261	—	—		12,261
Long-term debt	6,554,844	3,003,752	135,198	(A)	9,693,794
Other liabilities	993,673	86,935	85,860	(A)	1,166,468

Total liabilities	48,521,049	9,392,040	1,069,147		58,982,236

Stockholder’s equity:
Common stock	1,069	383	(343)	(B)	1,109
Additional paid-in capital	4,475,134	—	499,960	(B)	4,975,094
Retained earnings	1,713,900	766,453	(766,453)	(B)	1,713,900
Accumulated other comprehensive income (loss), net	(73,775)	5,648	(5,648)	(B)	(73,775)

Total stockholder’s equity	6,116,328	772,484	(272,484)		6,616,328

Total liabilities and stockholder’s equity	$54,637,377	$10,164,524	$796,663		$65,598,564

Bancwest Corporation and Subsidiaries
Unaudited Pro Forma Combined Statements of Income
For the Nine Months Ended September 30, 2005
(in thousands)

		Commercial
	BancWest	Federal	Pro Forma
	Corporation	Corporation	Adjustments		Pro forma
	Historical	Historical	(Note 1)		(Combined)

Interest income
Loans and leases	$1,517,254	$361,485	$14,846	(B)	$1,893,585
Securities available for sale	241,630	55,861	—		297,491
Other	24,154	—	—		24,154

Total interest income	1,783,038	417,346	14,846		2,215,230

Interest expense
Deposits	304,621	99,097	189	(C)	403,907
Short-term borrowings	74,371	14,635	—		89,006
Long-term debt	211,042	112,787	1,487	(C)	325,316

Total interest expense	590,034	226,519	1,676		818,229

Net interest income	1,193,004	190,827	13,170		1,397,001
Provision for loan and lease losses	25,004	20,277	—		45,281
Net interest income after provision

for loan and lease losses	1,168,000	170,550	13,170		1,351,720

Noninterest income
Service charges on deposit accounts	143,440	46,113	—		189,553
Trust and investment services income	36,203	—	—		36,203
Other service charges and fees	145,033	21,952	—		166,985
Net gains (losses) on securities available for sale	526	(16,621)	—		(16,095)
Vehicle and equipment operating lease income	16,728	—	—		16,728
Other	50,916	(44,862)	—		6,054

Total noninterest income	392,846	6,582	—		399,428

Noninterest expense
Salaries and employee benefits	452,063	99,971	—		552,034
Occupancy	84,781	26,712	610	(C)	112,103
Outside services	78,127	8,414	—		86,541
Intangible amortization	29,945	2,911	4,842	(D)	37,698
Equipment	45,052	2,285	—		47,337
Depreciation — vehicle and equipment operating leases	14,527	—	—		14,527
Restructuring and integration costs	8,951	11,624	(11,737)	(E)	8,838
Other	152,933	59,305	—		212,238

Total noninterest expense	866,379	211,222	(6,285)		1,071,316

Income before income taxes	694,467	(34,090)	19,455		679,832
Provision (benefit) for income taxes	260,142	(17,882)	12,400	(F)	254,660

Net income	$434,325	$(16,208)	$7,055		$425,172

Bancwest Corporation and Subsidiaries
Unaudited Pro Forma Combined Statements of Income
For the year Ended December 31, 2004
(in thousands)

		Commercial
	BancWest	Federal	Pro Forma
	Corporation	Corporation	Adjustments		Pro forma
	Historical	Historical	(Note 1)		(Combined)

Interest income
Loans and leases	$1,559,322	$473,077	$31,998	(C)	$2,064,397
Securities available for sale	219,519	102,448	—		321,967
Other	16,322	—	—		16,322

Total interest income	1,795,163	575,525	31,998		2,402,686

Interest expense
Deposits	203,407	114,986	(3,477)	(C)	314,916
Short-term borrowings	29,285	5,454	—		34,739
Long-term debt	210,133	182,804	5,004	(C)	397,941

Total interest expense	442,825	303,244	1,527		747,596

Net interest income	1,352,338	272,281	30,471		1,655,090
Provision for loan and lease losses	49,219	14,002	—		63,221
Net interest income after provision

for loan and lease losses	1,303,119	258,279	30,471		1,591,869

Noninterest income
Service charges on deposit accounts	163,679	53,495	—		217,174
Trust and investment services income	40,580	—	—		40,580
Other service charges and fees	153,911	12,082	—		165,993
Net gains (losses) on securities available for sale	873	(6,787)	—		(5,914)
Vehicle and equipment operating lease income	17,092	—	—		17,092
Other	55,365	51,688	—		107,053

Total noninterest income	431,500	110,478	—		541,978

Noninterest expense
Salaries and employee benefits	500,584	127,405	—		627,989
Occupancy	91,770	35,808	814	(C)	128,392
Outside services	85,222	14,614	—		99,836
Intangible amortization	26,535	4,402	7,413	(D)	38,350
Equipment	49,814	4,269	—		54,083
Depreciation — vehicle and equipment operating leases	15,275	—	—		15,275
Restructuring and integration costs	16,144	—	—		16,144
Other	177,205	81,620	—		258,825

Total noninterest expense	962,549	268,118	8,227		1,238,894

Income before income taxes	772,070	100,639	22,244		894,953
Provision for income taxes	298,693	24,276	23,264	(F)	346,233

Net income	$473,377	$76,363	$(1,020)		$548,720

BancWest Corporation and Subsidiaries
Notes to Unaudited Pro Forma Financial Statements (in thousands)
1.	Pro Forma Adjustments
(A)	The acquisition is being accounted for in accordance with Statement of Financial Accounting Standard No. 141 “Business Combinations” (FAS 141). Accordingly, the purchase price was preliminarily allocated to the assets acquired and the liabilities assumed based on their estimated fair values at the acquisition date as summarized below. The final allocation of the purchase price will be determined after completion of a final analysis to determine the fair values of Commercial Federal’s tangible assets and liabilities and identifiable intangible assets, as well as final decisions regarding integration activities.
The following table represents the purchase price allocation of Commercial Federal:

Total purchase price of Commercial Federal, including transaction costs	$1,329,221
Equity of Commercial Federal prior to acquisition by BancWest	772,484

Excess of pushed down equity over the carrying value of net assets acquired	556,737

Estimated adjustments to reflect assets acquired and liabilities assumed at fair value:
Loans and leases	76,518
Premises and equipment	(1,765)
Other assets	(56,874)
Severance and employee relocation	42,910
Contract cancellations	32,795
Write-down of Commercial Federal’s goodwill	159,229
Write-down of Commercial Federal’s core deposit intangibles	9,519
Core deposit intangibles resulting from acquisition	(94,517)
Deposits	3,089
Long-term debt	135,198
Other liabilities	4,183

Estimated fair value adjustments related to net assets acquired	310,285

Estimated goodwill resulting from the acquisition of Commercial Federal	867,022

Adjustments to Goodwill:

Estimated goodwill resulting from the acquisition of Commercial Federal	867,022
Write-down of Commercial Federal’s goodwill	(159,229)

Total goodwill	$707,793

Adjustments to other intangibles:

Core deposit intangibles resulting from acquisition	94,517
Write-down of Commercial Federal’s core deposit intangibles	(9,519)

Total other intangibles	$84,998

Adjustments to other liabilities:

Severance and employee relocation	42,910
Contract cancellations	32,795
Other liabilities	4,183
Accrued transaction costs	5,972

Total other liabilities	$85,860

(B)	In connection with the acquisition of Commercial Federal Corporation, BancWest Corporation received $1,345 million from BNP Paribas to finance the acquisition. The financing consisted of $845 million of short-term debt financing and $500 million of contributed capital in exchange for 4,000,000 shares of BancWest Corporation Class A Common Stock, par value $0.01 per share.
Adjustments to reflect funding of purchase:

Short-term debt issued to BNP Paribas	$845,000
Capital infusion from BNP Paribas
Common stock, par	40
Additional paid in capital	499,960

Total capital infusion	500,000

Total funding	1,345,000

Transaction costs accrued as per note (A) above	5,972
Total purchase price	(1,329,221)

Proceeds from debt and infusion not distributed to Commercial Federal shareholders	$21,751

BancWest Corporation and Subsidiaries
Notes to Unaudited Pro Forma Financial Statements (in thousands)
Purchase accounting entries made to Commercial Federal equity accounts:

Common stock, par	$(383)
Retained earnings	(766,453)
Accumulated other comprehensive income	(5,648)

(C)	The pro forma adjustments include the amortization/accretion of the purchase accounting adjustments to the historical cost of assets acquired and liabilities assumed.

(D)	Adjustment represents the net amortization of core deposit intangibles resulting from the acquisition of Commercial Federal and the elimination of core deposit amortization recorded by Commercial Federal.

(E)	Adjustment represents restructuring expense related to the acquisition of Commercial Federal. Both the Company and Commercial Federal recorded restructuring expenses in 2005. The remaining restructuring expense reported represents restructuring expense related to our previous acquisitions of Community First and USDB, which occurred in November 2004, and goodwill impairment recorded by Commercial Federal related to the sale of its mortgage servicing and broker correspondent bank origination network.

(F)	Adjustment reflects the effect of the acquisition on the provision for income taxes as if the Company’s effective tax rates of 38.7% and 37.5% for the year ended December 31, 2004 and nine months ended September 30, 2005, respectively, were applied to the pro forma combined income statements.
2.	Mortgage Servicing Business
During 2005, Commercial Federal sold its mortgage servicing rights relating to mortgage loans serviced for other investors and its broker correspondent bank mortgage origination network. Because these sales were not directly attributable to the acquisition by BancWest Corporation and were not reported as discontinued operations, the results of such operations and amounts related to the sale are included in the Commercial Federal historical financial statements. The results of these operations were included as a part of the Mortgage Banking Segment in their Form 10-K for the period ended December 31, 2004 and as part of the Exited Operations Segment in their Form 10-Q for the period ended September 30, 2005.
3.	Future Impact of Purchase Accounting Adjustments
The pretax effect of the purchase accounting adjustments for each of the next five fiscal years is shown below, as they increase (decrease) net income:

2006	$16,297
2007	5,429
2008	(1,421)
2009	(5,606)
2010	(4,951)